EXH10-10
                               SECURITY AGREEMENT



         This Agreement, made as of the 5th day of December, 1990, by and between AUTOMATED LIGHT TECHNOLOGIES, INC., having its principal office in the Town of Vernon, County of Tolland and State of Connecticut (the "DEBTOR"), and the CONNECTICUT DEVELOPMENT AUTHORITY having its principal office at 217 Washington Street, in the City of Hartford, County of Hartford and State of Connecticut, (the "AUTHORITY").

                              W I T N E S S E T H:

         In consideration of the mutual promises and covenants herein contained, the parties agree as follows:

         1. Definitions. In this Agreement:

         a. "Collateral" means all property of DEBTOR listed and described in Schedule A hereto, whether any of such property shall be owned, acquired or crested by DEBTOR at any time hereafter, wherever located, and the products, accessions, or substitutions therefor, and the accounts or proceeds arising from the sale or disposition of any Inventory of the DEBTOR including any returns thereof, including, where applicable, the proceeds of insurance covering the above.

         b. "Indebtedness" means all debts, liabilities and obligations of any kind, whenever and however incurred including future obligations of the DEBTOR to, whether or not evidenced by any notes, instruments, documents or other writing, excluding the obligations of DEBTOR pursuant to the Warrant executed and delivered in connection with this transaction.

         c. "Inventory" means all merchandise, raw materials, work-in-process, parts, supplies, and finished products intended for sale or lease or to be furnished under contracts of service of every kind and description, now or at any time hereafter owned by and in the custody or possession, actual or constructive, of the DEBTOR, including goods as are temporarily out of the DEBTOR's custody or possession and including any returns upon any accounts, or proceeds including insurance proceeds resulting from the sale or disposition of any of the foregoing.

         d. "State" means any state in which the DEBTOR carries on business or in which the collateral is at any time located.


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         e.       Any term not  defined  herein that  is defined  in the Uniform
                  Commercial Code, as enacted in the State, shall have the meaning as defined therein.

         To secure the payment of a loan in the amount of THREE HUNDRED THOUSAND AND NO/100 ($300,000.00) DOLLARS plus interest, payable in accordance with the terms of a note of even date herewith, which may be attached hereto and made a part hereof (the "Note"), and to secure the performance or payment of all Indebtedness of any kind, whenever and however incurred of the DEBTOR to AUTHORITY whether or not evidenced by notes or any other instrument, DEBTOR hereby grants and conveys to a security interest in the Collateral.

         2. DEBTOR's Covenants. The DEBTOR warrants, covenants and agrees as follows:

         a. To pay and perform all of the obligations secured by this Agreement according to their terms.

         b. To defend the title to the Collateral against all persons and against all claims, except claims which are permitted herein.

         c. On demand of the AUTHORITY to do the following: furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the AUTHORITY in the Collateral and pay all costs of filing in connection therewith.

         d. To retain possession of the Collateral during the existence of this Agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same without the written consent of the AUTHORITY, which consent will not unreasonably be withheld (except for inventory which may be sold in the ordinary course of business).

         e. To keep the Collateral at its present locations and not to remove same (except for sales in the usual course of business) without the prior written consent of the AUTHORITY, which consent will not be unreasonably withheld.

         f. To keep the Collateral free and clear of all liens, charges, encumbrances, taxes and assessments, except for the security interest of a prior secured party, and except for any subsequent encumbrances consented to in writing by the AUTHORITY.


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         g.       To pay,  when due,  all taxes,  assessments  and license  fees relating to the Collateral.

         h. To keep the Collateral, at the DEBTOR's own cost and expense, in good repair and condition and to use it for the purposes intended and not to misuse, abuse, waste or allow it to deteriorate except for normal wear and tear and to make the same available for inspection by the AUTHORITY during normal business hours.

         i. To keep the Collateral insured against loss by fire, including extended coverage, theft and other hazards as the AUTHORITY may require in an amount no less than eighty percent (is0%) of the full value of the insurable Collateral. Policies covering the Collateral shall be obtained from responsible insurers authorized to do business in Connecticut, Certificates of insurance or policies shall have attached thereto a loss payable clause making loss payable to the AUTHORITY as its interest may appear, and all such policies and renewal policies shall be deposited with the AUTHORITY. Each policy or endorsement shall contain a clause requiring the insurer to give not less than ten (10) days' written notice to the AUTHORITY in the event of cancellation of the policy for any reason whatsoever, and is clause that the interest of the AUTHORITY shall not be impaired or invalidated by any act or neglect of the DEBTOR or owner of the Collateral nor by the occupation of the Premises where the Collateral is located for purposes more hazardous than are permitted by said policy. The DEBTOR shall give immediate written notice to the AUTHORITY and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Subject to the rights of prior secured parties, the DEBTOR hereby appoints the AUTHORITY the attorney of the DEBTOR in obtaining and adjusting any such insurance and endorsing settlement drafts and hereby assigns to the AUTHORITY all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the indebtedness. In the event of termination is threatened termination of insurance, the AUTHORITY has the right to obtain its own insurance covering the Collateral and to add the costs of obtaining and maintaining such insurance as an additional obligation of the DEBTOR to the AUTHORITY. Nothing herein shall relieve the DEBTOR of his duty or obligation to do any ace for which the AUTHORITY may be hereby appointed attorney for the DEBTOR.

         j. In the conduct of its business, the DEBTOR will comply with all applicable laws , ordinances, rules and


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                  regulations   of   all   governmental    authorities    having
                  Jurisdiction over the DEBTOR and/or its business.

         k. The DEBTOR authorizes the AUTHORITY, if the DEBTOR fails to do so, to do all things required of the DEBTOR herein and charge all expenses incurred to the DEBTOR and charge interest on the same until repayment to it at the interest rate provided in the Note; and that failure to repay any said advance with interest within fifteen (15) days from the date of demand by the AUTHORITY shall constitute a default hereunder.

         l. To provide the AUTHORITY with a balance sheet within forty-five (45) days of the end of each fiscal quarter of the DEBTOR, and to provide annual financial statements prepared by the DEBTOR's independent accountant within ninety (90) days of the end of the DEBTOR's fiscal year, and to make all its books and records available for inspection by the AUTHORITY during reasonable business hours.

         3. Non-Waiver. Waiver of or acquiescence in any default by the DEBTOR or failure of the AUTHORITY to insist upon strict performance by the DEBTOR of any warranties or agreements in this Security Agreement shall not constitute a waiver of any subsequent or other default or failure

         4.       Default.  The  following  shall  constitute  a default  by the
DEBTOR:

         a.       The occurrence of a default under the Note.

         b.       Failure by the DEBTOR to comply with or perform within fifteen
                  (15) days from the date of performance any provision of this Agreement.

         c. Materially false or misleading representations or warranties made or given by the DEBTOR in connection with this Agreement.

         d. Commencement of any bankruptcy or other insolvency proceeding by or against the DEBTOR which is not withdrawn, dismissed, discharged or removed within sixty (60) days of commencement.

         e.       Any  act  of the  DEBTOR  which  the  AUTHORITY,  in its  sole discretion, deems will imperil the prospect of full performance or satisfaction of the DEBTOR's obligations to the AUTHORITY.

         f. Depreciation (except depreciation as reflected for tax or accounting purposes) or impairment of the Collateral, or material and substantial change in the financial status of the DEBTOR which Jeopardizes the


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prospect of performance of any of the warranties or covenants herein.

         g. Default under any other loan agreement, promissory note, or security agreement executed by the DEBTOR in respect of any debt owed to the AUTHORITY or to any other person.

         5. Remedies on Default. Upon any default and without demand, the DEBTOR agrees immediately to assemble the Collateral and make it available to the AUTHORITY at the place and time designated in the said demand. The AUTHORITY shall be entitled to immediate possession of the Collateral and the AUTHORITY may: (i) enter any premises where any Collateral may be located for the purpose of taking possession of and removing same, and (ii) sell, assign, lease or otherwise dispose of the Collateral or any part thereof, either at public or private sale acceptable to the AUTHORITY, all at the AUTHORITY's sole option and as it, in its sole discretion, may deem advisable, and the AUTHORITY may bid or become purchaser at any such sale if public, free from any right of redemption which is hereby expressly waived by the DEBTOR. Until sale, the AUTHORITY may store the Collateral on the premises where it is located when seized, and if said premises are the property of the DEBTOR, the DEBTOR agrees not to charge the AUTHORITY for storage thereof for a period of ninety (90) days before or after sale or disposition of said Collateral. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold in a recognized market, the AUTHORITY will give the DEBTOR reasonable notice of the time and place of any public sale or the time after which any private sale or other intended disposition will be made. The requirement of reasonable notice shall be met if such notice is mailed to the DEBTOR at least five (5) days before the time of the sale or disposition.

         The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied first to the expenses (including a11 attorneys' fees) of preparing for said, storing, processing, selling, collecting, liquidating the Collateral and the like, and then t-o the satisfaction of all liabilities of the DEBTOR to the AUTHORITY, application as to particular obligations or against principal or interest under the Note to be in the AUTHORITY's sole discretion. The DEBTOR shall be liable to the AUTHORITY and shall pay to the AUTHORITY on demand, any deficiency which may remain after such sale, disposition, collection or liquidation of collateral, and the AUTHORITY in turn agrees to remit to the DEBTOR, or other persons as their interests appear, any surplus remaining after all such liabilities have been paid in full.

         To facilitate the exercise by the AUTHORITY of the rights and remedies set forth in this section, the DEBTOR hereby constitutes the AUTHORITY or any other person whom the AUTHORITY may designate, as attorney-in-fact for the DEBTOR, at the


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DEBTOR's  expense,  to exercise all or any of the  foregoing  powers,  and other powers incidental to the foregoing, all of which, being coupled with an interest, shall be irrevocable, shall continue until all obligations have been paid in full and shall be in addition to any other rights and remedies that the AUTHORITY may have.

         6. Attorneys' Fees etc. Upon any default, the AUTHORITY's attorneys' reasonable fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Collateral shall be chargeable to the DEBTOR.

         7. Cross-Default. Any default under the terms of this Agreement shall constitute a default under the Note and any other document or instruments evidencing or securing any other loan now existing or hereafter made by the Authority to the Borrower, and a default under the Note or such other documents or instruments shall constitute a default under this Agreement.

         8. Other Rights. In addition to all rights and remedies herein, upon default, the AUTHORITY shall have such other rights and remedies as are set forth in the Uniform Commercial Code and the Connecticut General Statutes. as amended.

         9. Prejudgment Remedies Waiver. The DEBTOR hereby acknowledges that the transaction of which this Security Agreement forms a part is a commercial transaction as defined under Chapter 903^ of the Connecticut General Statutes, as amended, and hereby waives right to notice and hearing said Statutes and authorizes the AUTHORITY attorney to issue a writ for a preJudgment remedy without court order.

         10. Binding Effect. The terms, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns .

         11. Assignment. The AUTHORITY may assign without limitation its security interest in the Collateral. Prior to assigning such security interest to a bona fide, unrelated third party for value, the AUTHORITY shall give notice of such proposed assignment to the DEBTOR . The DEBTOR shall have the right to have the security interest assigned to it on the same terms and conditions as are set forth in the proposed assignment. If the DEBTOR elects to exercise its rights to have the security interest assigned to it, it shall give notice of the same to the AUTHORITY within thirty (30) days of the date of the AUTHORITY's notice to the DEBTOR. Failure of the DEBTOR to provide such notice within said thirty (30) days shall terminate the DEBTOR's right of first refusal with respect thereto.


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         12. Choice of Law. The law of the State of Connecticut shall govern the rights and duties of the parties herein contained.

         IN WITNESS WHEREOF, the parties have respectively signed and sealed these presents at Hartford, Connecticut the day and year first above written.

WITNESSED BY:                       AUTOMATED LIGHT TECHNOLOGIES, INC.

                                    By:    /s/
------------------------                  --------------------------------------
                                          MOHD A. ASLAMI
                                          Its President
------------------------


                                    CONNECTICUT DEVELOPMENT AUTHORITY

                                    By:
------------------------                  --------------------------------------
                                          EDWARD A. ZELINS
                                          Its Loan Officer
------------------------

STATE OF CONNECTICUT )
                     ) ss. at Hartford
COUNTY OF HARTFORD   )

         On this 5th day of December, 1990, before me, the undersigned officer, personally appeared Mohd A. Aslami, who acknowledged himself to be the President of Automated Light Technologies, Inc., a corporation, and that he as such President, being authorized so to do, execute the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

         In Witness Whereof I hereunto set my hand.


                                            ------------------------------------
                                            Commissioner of the Superior Court


STATE OF CONNECTICUT)
                    ) ss. at Hartford
COUNTY OF HARTFORD  )

         On this 5th day of December, 1990, before me, the undersigned officer, personally appeared Edward A. Zelinsky, who acknowledge himself to be a loan officer of the Connecticut Development Authority, and that he as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Connecticut Development Authority by himself as such officer.

         In Witness Whereof I hereunto set my hand.



                                            ------------------------------------
                                            Commissioner of the Superior Court



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                                   SCHEDULE A

     (a) All goods of the DEBTOR, including without limitation: machinery, equipment, furniture, furnishings, fixtures, tools, supplies and motor vehicles of every kind and description now or hereafter owned by the DEBTOR or in which the DEBTOR may have or may hereafter acquire any interest, together with all customer lists and records of the business and all improvements thereto.

     (b) All inventory of the DEBTOR, including, but not limited to: all merchandise, raw material, parts, supplies, work in process, finished products intended for sale, of every kind and description now or hereafter owned by and in the custody of or possession, actual or constructive, of the DEBTOR including such inventory as is temporarily out of the DEBTOR's custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing, including, among other things, but not limited to, raw materials and finished products and including all other classes of merchandise, materials, parts, supplies, work in process, inventories and finished products intended for sale by the DEBTOR including inventory temporarily removed from its customary location.

     (c) All contract rights and general intangibles of the DEBTOR, including without limitation: goodwill, trademarks, trade styles, trade names, patents, patent applications and deposit accounts.

     (d) All present and future accounts, accounts receivable and other receivables and all books and records relating thereto.

     (e) All documents, instruments and chattel paper; and whether any of the foregoing types or items of property referred to in (a) through (e) above (the "Collateral") shall be acquired or created by the DEBTOR at any time hereafter, wherever located, and the products and proceeds of the Collateral and any replacements, additions, accessions, or substitutions of the Collateral, after acquired property, and the accounts or proceeds arising from the sale of disposition of any inventory of the DEBTOR including any returns thereof; including, where applicable, the proceeds of insurance covering the Collateral.